UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-22299

RENN Global Entrepreneurs Fund, Inc.
(Exact name of Registrant as specified in charter)
8080 N. Central Expressway, Suite 210/LB 59
Dallas, Texas 75206
(Address of principal executive offices)
214-891-8294
(Registrant’s telephone number, including area code)

Russell Cleveland
President and CEO
RENN Capital Group, Inc.
8080 N. Central Expressway, Suite 210/LB 59
Dallas, Texas 75206
(Name and address of agent for service of process)
214-891-8294
(Agent’s telephone number, including area code)

Copy to:
Steven B. Boehm, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Ave. N.W.
Washington, DC 20004-2415

Date of fiscal year end: December 31,

June 30, 2011
(Date of reporting period)

Item 1. Semi-Annual Report to Shareholders

RENN Global Entrepreneurs Fund, Inc.

2011 Semi-Annual Report

"The Entrepreneurial Difference"

RENN

SEMI-ANNUAL REPORT TO SHAREHOLDERS
OF
RENN GLOBAL ENTREPRENEURS FUND, INC.
June 30, 2011
Dear Shareholder,

Over the past six months, a number of events have occurred which we believe will result in positive returns over the next several years.

In our last letter to shareholders we discussed creating value in long-term, troubled legacy holdings.  One of those holdings, CMSF, Inc. has found an attractive merger partner in Plures Technologies, Inc., a private company in the specialty semi-conductor business.  RENN Global invested in a $500,000 Plures convertible debenture and when audits are completed, Plures will merge into CMSF, keeping the name of “Plures.”  We will then convert the debt to equity and the new combined entity will begin trading.  We do not yet know the opening value but one public competitor, NVE Corp. is trading at 8 times revenues which is a very high multiple.  We are optimistic about the potential here.  Meanwhile, we are continuing to work on finding a merger partner for Integrated Security Systems, Inc. (“IZZI”), another legacy holding.   We have been examining a number of different opportunities and hope to have something favorable to report over the next three to six months.

In the past six months, we made a new investment in AnchorFree, Inc., a rapidly growing private company with a virtual private network.  From www.AnchorFree.com an individual can download free software known as “Hotspot Shield.”  This protects the privacy of the person using the Internet.  This service provides complete anonymity even to Google, Facebook, Twitter, and government agencies, as well as to AnchorFree.  Despite little to no formal advertising for itself, AnchorFree has grown to over 9 million subscribers.  The company’s income is generated from banner ads placed on pages, and approximately 2 billion pages were viewed last month.  AnchorFree, unlike many Internet companies, is very profitable.  There are currently very high values in the Internet space, and investors in AnchorFree are anticipating the company will go public or be sold over the next several years at an attractive price.

The largest holding currently in our portfolio is PHC, Inc., (NYSE-Amex:PHC).  PHC, operates in the behavioral health field (drug and alcohol abuse) and has announced its agreement to merge with Acadia Healthcare Company, a major private company in the same field.  Acadia Healthcare is about 6 times larger than PHC.  PHC’s Form 8-K filed May 25, 2011, gives a summary of the intended merger.  We believe the combination will command attention from Wall Street and we are confident of further appreciation here.

Of note among our core holdings, Bovie Medical (NYSE:BVX) anticipates receiving clearance on a super new surgical product, J-Plasma.  We anticipate a meaningful rebound in this stock’s value.

The major challenge we have faced in the last six months has been with our US-listed Chinese companies.  Short sellers attacked this market group as a whole by claiming that many of these companies are frauds.  Following the news about such claims (valid or not), many Chinese companies that went public via reverse mergers saw their values decline approximately 50% from their highs.  We believe the percentage of actual frauds to be small and that most such companies are not fraudulent.  Some of these companies are now suing the short sellers over these false claims.

A number of other positive things are happening in this sector including companies buying in shares, going private, and seeking dual listings on Asian exchanges where their values could be much higher.  We see a potential uptrend here for your portfolio.

Our main theme of investing with “Founder-Owner-Visionaries” remains intact.  We believe that these “Founder-Owner-Visionaries” will create positive gains for our shareholders in the coming years.

Sincerely
Russell Cleveland
President and CEO

SEMI-ANNUAL REPORT TO SHAREHOLDERS
FOR THE SIX MONTHS ENDED JUNE 30, 2011

Allocation of Assets	15
Director and Officer Compensation	16
Quarterly Reports	16
Proxy Voting Policies and Procedures	16
Portfolio Proxy Voting Records	16
Procedures for Submitting Matters for Shareholder Votes	16
Executive Officers and Corporation Information	18

i

RENN Global Entrepreneurs Fund, Inc.
Schedule of Investments
June 30, 2011 (unaudited)

SCHEDULE OF INVESTMENTS
Unaffiliated Investments

Shares or Principal Amount	Company	Cost	Fair Value
	CONVERTIBLE BONDS - 12.62% (7)
	Data Processing and Outsourced Services - 3.20%
$ 569,000	Pipeline Data, Inc. 10% Maturity June 29, 2011 (12)	$569,000	$369,850

	Semiconductors - 5.52%
1,000,000	Dynamic Green Energy Limited 7% Maturity June 10, 2011 (1) (12)	1,000,000	637,535

	Internet Software and Services - 2.17%
500,000	iLinc Communications, Inc. 12% Maturity March 29, 2012	500,000	250,000

	Oil and Gas Exploration and Production - 1.73%
1,000,000	PetroHunter Energy Corporation 8.5% Maturity
	December 31, 2014	1,000,000	200,000
	Total Unaffiliated Convertible Bonds	$3,069,000	$1,457,385

	OTHER SECURITIES - 7.36% (3) (7)
	CONVERTIBLE PREFERRED EQUITIES
	Communication Services - 7.36%
277,778	AnchorFree, Inc. Series A Convertible Preferred (1)	500,000	850,001
	Total Unaffiliated Convertible Preferred Equities	$500,000	850,001

	COMMON EQUITIES - 63.89% (3) (7)
	Advertising - 1.65%
100,000	SearchMedia Holdings Ltd (3) (6)	780,994	190,000

	Application Software - 4.05%
428,647	SinoHub, Inc. (3) (6)	1,038,180	467,225

	Biotechnology - 0.81%
1,335,714	Hemobiotech (3)	1,360,116	93,500

	Communications Equipment - 9.25%
200,000	COGO Group, Inc. (3) (6)	836,019	1,068,000

	Consumer Electronics - 1.50%
166,667	AuraSound, Inc. (3)	1,000,000	173,334

	Consumer Finance - 4.71%
953,333	Global Axcess Corporation (3)	1,261,666	543,400

	Detective, Guard, and Armored Car Services - 4.85%
2,687,500	Murdoch Security & Investigations, Inc. (1) (3)	1,250,000	559,896

RENN Global Entrepreneurs Fund, Inc.
Schedule of Investments
June 30, 2011 (unaudited)

SCHEDULE OF INVESTMENTS
Unaffiliated Investments (continued)

Shares or Principal Amount	Company	Cost	Fair Value
	COMMON EQUITIES (continued)
	Electronic Equipment and Instrucments - 2.12%
26,250	Hollysys Automation Technologies Ltd. (3) (6)	$226,238	$244,650

	Healthcare Equipment - 11.36%
502,500	Bovie Medical Corporation (3) (6)	972,922	1,311,525

	Healthcare Facilities - 17.15%
600,000	PHC Inc. (3)	612,000	1,980,000

	Internet Software and Services - 4.42%
51,300	Points International, Ltd. (3)	280,440	510,435

	Oil and Gas Exploration and Production - 0.14%
808,445	PeterHunter Energy Corporation (3)	101,056	16,169

	Packaged Food and Meats - 1.15%
49,650	SkyPeople Fruit Juice Inc. New (3)	148,950	133,062

	Paper Products - 0.07%
3,061	Orient Paper Inc. (3)	0	8,581

	Pharmaceutical - 0.66%
24,000	Skystar Bio-Pharmaceutical Company (3)	155,760	76,080

	Total Unaffiliated Common Equities	$10,024,341	$7,375,857

	MISCELLANEOUS SECURITIES - 0.78% (3) (7)

	Consumer Electronics - 0.78%
166,667	Warrants Aurasound, Inc. (3) (8)	0.00	90,000

	Total Unaffiliated Miscellaneous Securities	0.00	90,000

	Total Unaffiliated Investments	$13,593,341	$9,773,243

Based on cost for federal income tax purposes:

Aggregate Gross Unrealized Appreciation of all Unaffiliated Securities	$ 2,674,636
Aggregate Gross Unrealized Depreciation of all Unaffiliated Securities	$ (6,494,733)
Net Unrealized Appreciation/Depreciation of all Unaffiliated Securities	$ (3,820,097)
Aggregate Cost of All Unaffiliated Securities for Income Tax Purposes	$13,593,341

RENN Global Entrepreneurs Fund, Inc.
Schedule of Investments
June 30, 2011 (unaudited)

SCHEDULE OF INVESTMENTS
Affiliated Investments

Shares or Principal Amount	Company	Cost	Fair Value
	CONVERTIBLE NOTES - 4.33% (2) (7)
	Semiconductors - 4.33%
$500,000	Plures Technologies Inc. 7% Maturity November 23, 2011 (1) (2)	$500,000	$500,000

	Total Affiliated Convertible Notes	500,000	500,000

	OTHER SECURITIES 0.01% (2) (3) (7)
	CONVERTIBLE PREFERRED EQUITIES
	Electronic Equipment and Instruments - 0.01%
3,750	Integrated Security Systems, Inc. Preferred D (2) (3) (11)	75,000	937
	Total Affiliated Other Securities	75,000	937

	COMMON EQUITIES - 17.51% (2) (3) (7)
	Electronic Equipment and Instruments - 9.65%
1,113,793	Integated Security Systems, Inc. (2) (3) (11)	9,056,721	1,113,792

372,420	Managed Healthcare - 7.42%
	Access Plans Inc. (2) (3) (4)	2,209,925	856,566

	Systems Software - 0.44%
46,308,994	CMSF Corp. (formerly CaminoSoft Corp.) (2) (3) (5) (11)	5,723,348	50,603
	Total Affiliated Common Equities	16,989,994	2,020,961

	MISCELLANEOUS SECURITIES - 0.05% (3) (7)
	Managed Healthcare - 0.05%
2,234	Options to buy @ $0.85 Access Plans Inc. (2) (3) (9)	0	3,2393
1,492	Options to buy @ $0.93 Access Plans Inc. (2) (3) (10)	0	2,044
	Total Affiliated Miscellaneous Securities	0	5,283

	TOTAL AFFILIATED INVESTMENTS	17,564,994	2,527,181
	TOTAL UNAFFILIATED INVESTMENTS	13,593,341	9,773,243
	TOTAL INVESTMENTS	$31,158,335	12,300,424
	OTHER ASSETS AND LIABILITIES		(757,192)
	TOTAL NET ASSETS		$11,543,232

RENN Global Entrepreneurs Fund, Inc.
Schedule of Investments
June 30, 2011 (unaudited)

INFORMATION REGARDING AFFILIATED/RESTRICTED SECURITIES (2)

					% of
	Date(s)	Cost at	Cost at	Fair Value	Net
Affiliated /Restricted Security	Acquired	12/31/10	6/30/11	6/30/11	Assets
Access Plans Inc. (2) (3) (4)	8/31/01
Common Equity	to 3/25/11	$2,206,493	$2,209,925	$ 856,566	7.42%
Options to buy @ $0.85 Access Plans Inc. (2) (3) (9)	4/1/09	0	0	3,239.03
Options to buy @ $0.93 Access Plans Inc. (2) (3) (10)	8/2/10	0	0	2,044.02
Plures Technologies Inc (1) (2)
Convertible Note 7% Maturity Nov 23, 2011	5/23/11	0	500,000	500,000	4.33
		$2,206,493	$2,709,925	$1,361,849	11.80%

INFORMATION REGARDING CONTROLLED AFFILIATED/RESTRICTED SECURITIES (11)

					% of
	Date(s)	Cost at	Cost at	Fair Value	Net
Controlled Affiliated /Restricted Security (11)	Acquired	12/31/10	6/30/11	6/30/11	Assets
CMSF Corp. (2) (3) (5) (11)	9/23/94
Common Equity	to 5/17/11	$5,677,609	$5,723,348	$50,603	0.44%
Integrated Security Systems, Inc. (2) (3) (11)
Preferred D Equity	10/13/99	75,000	75,000	937	0.01
Integrated Security Systems, Inc. (2) (3) (11)	12/31/96
Common Equity	to 12/31/10	9,050,220	9,056,721	1,113,792	9.65
		$14,802,829	$14,855,069	$1,165,332	10.10%
Total Controlled Affiliated/Restricted Securities		$17,509,322	$17,564,994	$2,527,181	21.90%

(1)	Securities in a privately owned company.
(2)	Affiliated securities due to the Fund having a director on issuer’s board and/or number of shares owned by the Fund.
(3)	Non-Income-Producing.
(4)
On March 25, 2011 Access Plans Inc. issued 2,984 shares of common stock as compensation for Russell Cleveland's for service as a Director of Access Plans Inc.  Mr. Cleveland disclaims any beneficial ownership.

(5)
The fund purchased 4,573,942 shares of CMSF common at a cost of $45,739.  Security exempt from registration under the Rule 144A of the Securities Act of 1933.  Such securities may be sold in transactions without registration, normally to qualified institutional buyers.  At June 30, 2011 the aggregate value of the restricted securities was $4,791 representing 0.03% of net assets.  These shares were purchased in numerous transactions between January 5, 2011 and May 17, 2011.

(6)	These securities or a portion of these securities are pledged as collateral against a margin loans.
(7)	Percentage is calculated as a percentage of net assets.
(8)	These warrants represent the ability to purchase 166,667 shares of common stock of Aurasound, Inc. at $0.50 per share. These warrants expire on 6/7/2014.
(9)
These options were issued 4/1/09, and represent the abililty to purchase 2,234 shares of common stock of Access Plans Inc. at $0.85 per shares.  These options were issued as compensation for Russell Cleveland's service as a Director of Access Plans Inc.  Mr. Cleveland disclaims any beneficial ownership.  These options will expire 3 months after his termination of service.  Also, at 4/1/09, upon a corporate event options for 2,439 shares and 3,659 shares, awarded 1/30/07 and 3/28/07 respectively, were adjusted to options for 734 shares at $6.71 expiring 1/30/12, and 1,101 shares at $6.66 expiring 3/28/12.

(10)
These options were issued 8/2/10, represent the ability to purchase 1,492 shares of common stock of Access Plans Inc. at $0.93 per share and will expire 8/2/15.  These options were issued as compensation for Russell Cleveland's service as a Director of Access Plans Inc.  Mr. Cleveland disclaims any beneficial ownership.

(11)	Controlled due to the number of shares owned by the Fund.
(12)	Security is in default

RENN Global Entrepreneurs Fund, Inc.
Statement of Assets and Liabilities
June 30, 2011 (unaudited)

ASSETS

Investments at fair value, cost of $31,158,335 at June 30, 2011	$12.300,424
Cash and cash equivalents	167.950
Interest and dividends receivable	357,931
Prepaid and other assets	46,566
$12,872,871

                                                                                                                                              LIABILITIES AND NET ASSETS
Liabilities:
Due to broker	$1,262,7757
Accounts payable	5,7376
Accounts payable – affiliate	61,1271

Total liabilities	$1,329,6394

Net assets:
Common Stock, $1 par value, 20,000,000 shares authorized,
4,673,867 shares issued, and 4,463,967 shares outstanding	4,673,8677
Additional paid in capital	25,342,4475
Treasury stock at cost	(1,734,9677)
Accumulated net realized gain on investments	2,119,796
Net unrealized depreciation of investments	(18,857,9111)
Net assets	11,543,232
Net assets value per share	$2.59

RENN Global Entrepreneurs Fund, Inc.
Statement of Operations
June 30, 2011 (unaudited)

Investment income:
Interest income	$113,938
Dividend income	304
Other income	4,924
119,166

Expenses:
General and administrative	134,948
Interest expense	18,399
Legal and professional fees	95,521
Management fee to affiliate	105,046

353,914

Net investment loss	(234,748)

Realized and unrealized gain (loss) on investments:
Net unrealized appreciation of investments	2,456,276
Net realized loss on investments	(3,150,973)

Net loss on investments	(694,697)

Net decrease in net assets resulting from operations	$(929,445)

Net decrease in net assets resulting from operations per share	$(0.21)

Weighted average shares outstanding	4,463,967

RENN Global Entrepreneurs Fund, Inc.
Statements of Changes in Net Assets
June 30, 2011 (unaudited)

Six Months Ended June 30, 2011	Year Ended December 31, 2010

From operations:
Net investment loss	$(234,7484)	$(526,167)
Net realized gain (loss) on investment	(3,150,9739)	322,284
Net unrealized appreciation (depreciation)
of investments	2,456,2763	(5,489,770)

Net decrease in net assets resulting from operations	(929,445)	(5,693,653)

From distributions to stockholders:
Cash dividends declared	- -	- -

Total decrease in net assets	(929,445)	(5,693,653)

Net assets:	0
Beginning of period	12,472,677	18,166,330

End of period	$$11,543,232	$12,472,677

RENN Global Entrepreneurs Fund, Inc.
Statement of Cash Flows
Six Months Period Ending June 30, 2011 (unaudited)

Cash flows from operating activities:
Decrease in net assets resulting from operations	$(929,445)
Adjustments to reconcile decrease in net assets to
net cash used in operating activities:
Net unrealized appreciation
on investments	(2,456,276)
Net realized loss on investments	3,150,973
Increase in interest and dividend receivable	(98,760)
Increase in prepaid and other assets	(21,983)
Increase in accounts payable	909
Decrease in accounts payable-affiliate	(6,295)
Purchase of investments	(1,701,921)
Proceeds from sale of investments	1,474,358

Net cash used in operating activities	(588,440)

Cash flows from financing activities:
Net margin proceeds	312,835
Cash dividends	- -

Net cash provided by financing activities	312,835

Net decrease in cash and cash equivalents	(275,605)

Cash and cash equivalents at beginning of the period	443,555

Cash and cash equivalents at end of the period	$167,950

Supplemental cash flow information
Cash paid for interest	$18,399

RENN Global Entrepreneurs Fund, Inc.
Notes to Financial Statements
Six Months Period Ending June 30, 2011 (unaudited)

Note 1    Organization and Business Purpose

RENN Global Entrepreneurs Fund, Inc. (the “Fund”),  formerly known as Renaissance Capital Growth & Income Fund III, Inc., is a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund, a Texas corporation, was organized and commenced operations in 1994 and is registered under and pursuant to the provisions of Section 8(a) of the 1940 Act.

The investment objective of the Fund is to provide its stockholders primarily with long-term capital appreciation by investing substantially in privately-placed convertible and equity securities of emerging growth companies traded on U.S. securities exchanges.

RENN Capital Group, Inc. (“RENN Group”), a Texas corporation, serves as the Investment Adviser to the Fund. In this capacity, RENN Group is primarily responsible for the selection, evaluation, structure, valuation, and administration of the Fund’s investment portfolio, subject to the supervision of the Board of Directors. RENN Group is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

Note 2    Summary of Significant Accounting Policies

Valuation of Investments

Portfolio investments are stated at quoted market or fair value as determined by RENN Group (Note 5).

Revenue Recognition

The Fund recognizes realized gain/loss in the period of the sale based upon the identified cost basis.  Change in unrealized gain/loss is reflected during the period of the change.  Dividend income is recorded on the record date.  Interest income is recorded as earned on an accrual basis.  The Fund reserves any dividends or interest income which is deemed to be uncollectable.

Cash and Cash Equivalents

As of June 30, 2011, cash and cash equivalents are at risk to the extent that they exceed Federal Deposit Insurance Corporation insured amounts.  The Fund has not experienced any losses as a result of this risk. The Fund considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.  As of June 30, 2011, cash equivalents were held in the Federated Prime Obligations Fund which is not covered by depository insurance.

RENN Global Entrepreneurs Fund, Inc.
Notes to Financial Statements
Six Months Period Ending June 30, 2011 (unaudited)

Note 2    Summary of Significant Accounting Policies, continued

Income Tax

The Fund has elected the special income tax treatment available to “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) which allows the Fund to be relieved of federal income tax on that part of its net investment income and realized capital gain that it pays out to its stockholders.  The requirements to qualify for RIC status include, but are not limited to certain qualifying income tests, asset diversification tests and distribution of substantially all of the Fund’s taxable investment income to its stockholders.  It is the intent of management to comply with all IRC requirements as they pertain to a RIC and to distribute all of the Fund’s taxable investment income and realized long-term capital gain within the defined period under the IRC to qualify as a RIC.  Failure to qualify as a RIC would subject the Fund to federal income tax as if the Fund were an ordinary corporation, which could result in a substantial reduction in the Fund’s net assets as well as the amount of cash available for distribution to stockholders.  Continued qualification as a RIC requires management to satisfy certain investment diversification requirements in future years.  There can be no assurance that the Fund will qualify as a RIC in future years.

Federal income taxes payable on behalf of stockholders on realized capital gain that the Fund elects to retain are accrued and reflected as tax expense paid on behalf of stockholders on the last day of the tax year in which such gain is realized.

Net Decrease in Net Assets resulting from operations per share

Net decrease in net assets resulting from operations per share is based on the weighted average number of shares outstanding of 4,463,967 during the six months ended June 30, 2011.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

Note 3    Due to/from Broker

The Fund conducts business with various brokers for its investment activities.  The clearing and depository operations for the investment activities are performed pursuant to agreements with these brokers.  “Due from broker” represents unsettled sales transactions.  “Due to broker” represents a margin loan payable to these brokers, which is secured by investments in securities maintained with the lending broker as collateral for the margin loan (as indicated by footnote 6 on the schedule of investments).  The Fund is subject to credit risk to the extent the brokers are unable to deliver cash balances or securities, or clear security transactions on the Fund’s behalf. RENN Capital Group, Inc., the investment adviser, actively monitors the Fund’s exposure to these brokers and believes the likelihood of loss under those circumstances is remote. At June 30, 2011, “due from broker” balance was $0 and “due to broker” balance was $1,262,775.

RENN Global Entrepreneurs Fund, Inc.
Notes to Financial Statements
Six Months Period Ending June 30, 2011 (unaudited)

Note 3    Due to/from Broker, continued

The terms on a margin loan are governed by federal regulation and by the rules of National Association of Securities Dealers (“NASD”) and the securities exchanges.  In general under Federal Reserve Board Regulation T, firms can lend a customer up to 50% of the price of a security.  The rules of NASD and the exchanges supplement the requirements of Regulation T by placing “maintenance” margin requirements on customer accounts.  Under the rules of the broker, equity in the account must not fall below 30% of the current market value of the securities in the account that have a market value above $6.625 or $2.00 per share for securities that have a market value between $2.125 and $6.625.  The failure to do so may cause the firm to force the sale of or liquidate the securities in the account in order to bring the account’s equity back to the required level.  The loan is not made for any specific term or duration but is due and payable at the brokerage firm’s discretion.    The Fund has a negotiated interest rate of 150 basis points over the Federal Funds rate.  The interest will vary with any changes in the Federal Funds rate.  The interest charges are added to the loan balance.  At June 30, 2011 the margin interest rate was 2.73%.  The margin loan balance is secured by the securities as explained on the schedule of investments. The Fund has a policy allowing it to borrow not more than 33% of the Fund’s Net Asset Value as of the time of borrowing for purposes of taking advantage of investments deemed to be in the best interest of the Fund or to borrow such amounts as deemed necessary and prudent as a temporary measure for extraordinary or emergency purposes.  Federal regulations under the 1940 Act require that the Fund maintain 300% asset coverage in relation to any borrowed amount.

Note 4   Management Fees and Reimbursement

Pursuant to an Investment Advisory Agreement (the “Agreement”) effective May 15, 2009, RENN Group  performs certain services, including certain management, investment advisory and administrative services necessary for the operation of the Fund.  In addition, under the Agreement, the Investment Adviser is reimbursed by the Fund for certain directly allocable administrative expenses.  A summary of fees and reimbursements paid by the Fund under either the Agreement or the prospectus is as follows:

RENN Group receives a management fee equal to a quarterly rate of 0.4375% of the Fund’s net assets, as determined at the end of each quarter, each payment to be due as of the last day of the calendar quarter.  The Fund incurred $105,046, during the six months ended June 30, 2011 for such management fees.

The Investment Adviser was reimbursed by the Fund for directly allocable administrative expenses paid by the Investment Adviser on behalf of the Fund.  Such reimbursements were $22,337.91 during the six months ended June 30, 2011.

At June 30, 2011 the Fund had an account payable of $61,127 for the amount due for the fees and expense reimbursements disclosed above.

RENN Global Entrepreneurs Fund, Inc.
Notes to Financial Statements
Six Months Period Ending June 30, 2011 (unaudited)

Note 5   Valuation of Investments

Investments are carried in the statement of assets and liabilities at fair value, as determined in good faith by the Investment Adviser, subject to the approval of the Fund’s Board of Directors.  The convertible debt securities held by the Fund generally have maturities between five and seven years and are convertible (at the discretion of the Fund) into the common stock of the issuer at a set conversion price.  The common stock underlying these securities is generally unregistered and thinly-to-moderately traded.  Generally, the Fund negotiates registration rights at the time of purchase and the portfolio companies are required to register the shares within a designated period and the cost of registration is borne by the portfolio companies.  Interest on the convertible securities is generally payable quarterly.  The convertible debt securities generally contain embedded call options giving the issuer the right to call the underlying issue.  In these instances, the Fund has the right of redemption or conversion.  The embedded call option will generally not vest until certain conditions are achieved by the issuer.  Such conditions may require that minimum thresholds be met relating to the market price of the underlying common stock, liquidity, and other factors.

The Fund follows the provisions of Accounting Standards Codification ASC 820, Fair Value Measurements, under which, the Fund has established a fair value hierarchy that prioritizes the sources (“inputs”) used to measure fair value into three broad levels: inputs based on quoted market prices in active markets (Level 1 inputs); observable inputs based on corroboration with available market data (Level 2 inputs); and unobservable inputs based on uncorroborated market data or a reporting entity’s own assumptions (Level 3 inputs). The Fund’s valuation policies are as follows:

On a weekly basis, RENN Group prepares a valuation to determine fair value of the investments of the Fund. The Board of Directors approves the valuation on a quarterly basis. Interim board involvement may occur if material issues arise before quarter end. The valuation principles are described below.

•	Unrestricted common stock of companies listed on an exchange, NASDAQ or in the over-the-counter market is valued at the closing price on the date of valuation.

•
Restricted common stock of companies listed on an exchange, NASDAQ or in the over-the-counter market is valued based on the quoted price for an otherwise identical unrestricted security of the same issuer that trades in a public market, adjusted to reflect the effect of any significant restrictions.

•
The unlisted preferred stock of companies with common stock listed on an exchange, NASDAQ or in the over-the-counter market is valued at the closing price of the common stock into which the preferred stock is convertible on the date of valuation.

•
Debt securities are valued at fair value. The Fund considers, among other things, whether a debt issuer is in default or bankruptcy. It also considers the underlying collateral.  Fair value is generally determined to be the greater of the face value of the debt or the market value of the underlying common stock into which the instrument may be converted.

•
The unlisted in-the-money options or warrants of companies with the underlying common stock listed on an exchange, NASDAQ or in the over-the-counter market are valued at fair value (the positive difference between the closing price of the underlying common stock and the strike price of the warrant or option).   An out-of-the money warrant or option has no value; thus the Fund assigns no value to it.

RENN Global Entrepreneurs Fund, Inc.
Notes to Financial Statements
Six Months Period Ending June 30, 2011 (unaudited)

Note 5   Valuation of Investments, continued

Investments in privately held entities are valued at fair value. If there is no independent and objective pricing authority (i.e., a public market) for such investments, fair value is based on the latest sale of equity securities to independent third parties. If a private entity does not have an independent value established over an extended period of time, then the Investment Adviser will determine fair value on the basis of appraisal procedures established in good faith and approved by the Board of Directors.

The following table shows a summary of investments measured at fair value on a recurring basis classified under the appropriate level of fair value hierarchy as of June 30, 2011:

	Level 1	Level 2	Level 3	Total

Convertible Bonds	$0	$369,850	$1,587,535	$1,957,385
Convertible Preferred Equities	0	850,938	0	850,938
Common stock	7,490,612	1,682,270	223,936	9,396,818
Miscellaneous Securities	0	5,283	90,000	95,283
Total Investments	$7,490,612	$2,908,341	$1,901,471	$12,300,424

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Level 3
Beginning balance – March 31, 2011	$1,437,850
Changes in unrealized gain or loss	463,621
Ending Balance – June 30, 2011	$1,901,471

Note 6    Income Taxes

During 2011 management has followed a policy of distributing all of the Fund’s taxable investment income and realized capital gain within the defined period under the IRC to ensure that any federal income tax on such income, if any, is paid by the Fund’s stockholders.  During the six months ended June 30, 2011 there was no taxable investment income or net realized long-term capital gain, and therefore no declaration of any distributions.  Accordingly, no income tax expense was reported by the Fund for the six months ended June 30, 2011.

RENN Global Entrepreneurs Fund, Inc.
Notes to Financial Statements
Six Months Period Ending June 30, 2011 (unaudited)

Note  7   Financial Highlights

Selected per share data and ratios for each share of common stock outstanding are as follows:

Six Months Ended	Years Ended December 31,

	June 30, 2011	2010	2009	2008	2007	2006
Net asset value, beginning of period	$ 2.79	$ 4.07	$ 4.13	$ 8.46	$10.84	$12.14

Net investment loss	(0.05)	(0.12)	(0.14)	(0.17)	(0.17)	(0.93)
Net realized and unrealized gain
(loss) on investments	(0.16)	(1.16)	0.08	(3.86)	(2.11)	0.03

Total return from investment operations	(0.21)	(1.28)	(0.06)	(4.03)	(2.28)	(0.900)

Capital share transactions	0.00	0.00	0.00	0.00	0.00	0.00
Distributions:
From net realized capital
gain on investments	0.00	0.00	0.00	(0.30)	(0.10)	(0.40)
Net asset value, end of period	$ 2.59	$ 2.79	$ 4.07	$ 4.13	$ 8.46	$10.84

Per share market value, end of	$ 2.33	$ 1.96	$ 2.60	$ 2.92	$ 6.15	$10.50
period

Portfolio turnover rate	11.20%	7.36%	8.99%	8.26%	21.27%	8.83%

Total investment return
based on market value: (a)	18.88%	(24.62)%	(10.96)%	(47.64)%	(37.33)%	11.91%

Ratio to average net assets: (b):
Net investment loss	(1.87)%	(3.66)%	(3.46)%	(2.78)%	(1.65)%	(7.75)%

Expenses, excluding incentive fees	2.82%	5.47%	6.30%	4.85%	3.45%	3.67%

Expenses, including incentive fees	2.82%	5.47%	6.30%	4.85%	3.45%	9.511%

(a)
Total investment return is calculated by comparing the common stock price on the first day of the period to the price on the last day of the period. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan and reflects taxes paid by the Fund for deemed distributions.  Total investment return calculated for a period of less than one year is not annualized.

(b)	Average net assets have been computed based on monthly valuations.

Note 8  Subsequent Events

In preparing the accompanying financial statements, in accordance with Statement of Financial Accounting Standards (“FAS”)  No. 165, “Subsequent Events”, the Fund has reviewed events that have occurred after June 30, 2011 through August 29,2011, the date the financial statements were available to be issued.  During this period, the Company did not have any material subsequent events.

RENN Global Entrepreneurs Fund, Inc.
Semi-Annual Report to Shareholders
 June 30, 2011 (unaudited)

                                     Allocation of Assets (% of Fund’s Net Assets)

Industry	%
Healthcare Facilities	17.2%
Electronic Equipment and Instruments	11.8%
Healthcare Equipment	11.4%
Semiconductors	9.9%
Communications Equipment	9.3%
Managed Healthcare	7.5%
Communication Services	7.4%
Internet Software and Services	6.6%
Detective, Guard, and Armored Car Services	4.9%
Consumer Finance	4.7%
Application Software	4.0%
Data Processing and Outsourced Services	3.2%
Consumer Electronics	2.3%
Oil and Gas Exploration and Production	1.9%
Advertising	1.6%
Packaged Foods and Meats	1.2%
Biotechnology	0.8%
Pharmaceuticals	0.7%
Systems Software	0.4%
Paper Products	0.1%
Cash and Accruals	-6.6%
100.0%

                                    Allocation of Assets by Country (% of Fund’s Net Assets)

Cash and Accruals, -6.6%
Canada, 4.4%
China, 24.4%
US, 77.8%

RENN Global Entrepreneurs Fund, Inc.
Notes to Financial Statements
Six Months Period Ending June 30, 2011 (unaudited)

Director and Officer Compensation

The Fund has no employees, and, therefore, does not compensate any employees.  Officers of the Fund receive no compensation from the Fund, and the Fund has never issued options or warrants to officers or directors of the Fund.  The Fund does not have any stock option or similar retirement or pension fund for officers or directors of the Fund.

Directors who are not employees of RENN Group receive a monthly fee of $2,000 (the Chairman of the Audit Committee receives $3,000), plus $750 and reasonable out-of-pocket expenses for each quarterly valuation meeting attended.  The Fund does not pay its directors who are considered “interested persons” of the Fund any fees for their directorship services or reimburse expenses to such individuals except for those incurred specifically in the performance of their duties as directors of the Fund.  The aggregate compensation paid to the directors during the period covered by this Report was $46,500.

Quarterly Reports

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  A copy of each such Form N-Q is available on the SEC’s website at www.sec.gov.  Such forms may also be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and you may call the Public Reference Room at 1-800-SEC-0330 for information on its hours, etc.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling (800) 687-3863.  You may also obtain the description on the Fund’s website at www.rencapital.com.

Portfolio Proxy Voting Records

The Fund’s record of proxy voting regarding portfolio securities is presented each year for the 12-month period ended June 30.  It is filed with the SEC on Form N-PX and is available without charge by calling (800) 687-3863 and on the SEC’s website at www.sec.gov.

Matters Submitted for RENN Global Entrepreneurs Fund, Inc. Shareholder Votes

During the six months period covered by this report, issues were presented to the shareholders for their vote at the Annual Meeting of Shareholders on May 26, 2011.

The record date for determination of shareholders entitled to vote was March 28, 2011.  As of the record date there were outstanding 4,463,967 shares of the Fund’s Common Stock, constituting all of the outstanding voting securities of the Fund.  Each such share was entitled to one vote.  At the Meeting the holders of 3,112,529 shares, or 69.72%, of the Fund’s Common Stock were represented in person or by proxy, constituting a quorum.

The issues presented and the results of the voting thereon are as follows:

Issue One:  Election of one Class One Director.  The nominee was J. Philip McCormick for a 3-year term, and the number of votes received for each nominee’s election constituted a majority of the votes cast.  The votes were as follows:

Nominee	Votes For	Votes Withheld
J. Philip McCormick	2,706,313 (86.77%)	412,497 (13.23%)

RENN Global Entrepreneurs Fund, Inc.
Notes to Financial Statements
Six months Period Ending June 30, 2011 (unaudited)

The Remaining Directors are:	Term Expires at Annual Meeting to be Held In
Russell Cleveland	2013
Ernest C. Hill	2013
Charles C. Pierce, Jr.	2012

Issue Two: Ratification of the appointment of Malin, Bergquist & Company as the auditor of the Fund for the fiscal year ending December 31, 2010.  The vote was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
3,020,657 (92.5%)	91,872 (2.8%)	153,850 (4.7%)	-

Board Approval of the Investment Advisory Contract.

At the Board meeting held April 14, 2010, the Board of Directors reviewed the Investment Advisory Agreement entered into with RENN Group.  In conjunction with that review, members of the Board of Directors noted that the quarterly rate of 0.4375% for the Adviser’s management fee was at or below other closed-end funds of similar engagement.  Members of the Board of Directors also reviewed the costs incurred by the Adviser on the Fund’s behalf.  The expense ratio was higher than desired, but deemed to be unavoidable because of shrinkage of asset valuations primarily due to the general investment environment. Upon close examination it was concluded that the expenses were properly managed.  The Adviser’s performance was compared to similar closed-end funds, and was found to be acceptable.  Based on these factors and confidence in the Adviser’s guidance regarding global endeavors, the members of the Board found it appropriate to recommend renewal of the Investment Advisory for another one-year term.

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a stockholder whose shares are registered in his or her own name will be deemed to have elected to have all dividends and distributions automatically reinvested in Fund shares unless he or she elects otherwise on a current basis.  Stockholders whose shares are held in nominee names will likewise be treated as having elected to have their dividends and distributions reinvested.  You may elect to receive cash distributions, net of withholding tax, by requesting an election form from the Fund’s Plan Agent, American Stock Transfer & Trust Co.  You may terminate participation by notifying the Plan Agent in writing.  If notice is received by the Plan Agent not less than 10 days prior to any dividend or distribution it will be effective immediately.  Information regarding income tax consequences should be directed to your tax consultant – the Plan will furnish information by January 31 following the year of distribution as to the category of income that the distributions represent. Your questions regarding the Plan should be directed to the Fund’s Plan Agent, American Stock Transfer & Trust Company, LLC., whose telephone number is (718) 921-8275 and whose address is 40 Wall Street, New York, NY  10005.

CORPORATE INFORMATION

EXECUTIVE OFFICERS

Russell Cleveland                                                       President and Chief Executive Officer

Z. Eric Stephens                                                          Vice President

Scott E. Douglass                                                        Vice President

Barbe Butschek                                                           Secretary and Treasurer and Chief Financial Officer

Corporate Offices

RENN Global Entrepreneurs Fund, Inc.
Suite 210, LB-59
8080 North Central Expressway
Dallas, Texas  75206-1857

Phone:         (214) 891-8294
Fax:              (214) 891-8291
Email:          invrel@rencapital.com
Website:     www.rencapital.com

Registrar and Transfer Agent

American Stock Transfer &
Trust Company, LLC
6201 15th Ave.
Brooklyn, NY 11219
Phone:  (718) 921-8275

Independent Registered Public Accounting Firm

Malin, Bergquist & Company, LLP
3605 McKnight E. Drive
Pittsburgh, PA 15237
Phone:   (412) 364-9395

RENN Global Entrepreneurs Fund, Inc.
N-CSR
June 30, 2011 (Unaudited)

Item 2.    Code of Ethics.

Not applicable for a semi-annual report.

Item 3.    Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.    Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.    Schedule of Investments.

See the semi-annual report to shareholders under item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

There has been no change in the Portfolio Managers since the last report.

Item 9.    Purchases of Equity Securities by the Fund and Its Affiliated Purchasers.
None

Item 10.  Submission of Matters to a Vote of Security Holders.
None

Item 11.  Controls and Procedures.

Under the supervision and with the participation of our management, including our Chief Executive Officer and our Chief Financial Officer, we evaluated the effectiveness of our disclosure controls and procedures as required by Rule 13a-15(e) under the Exchange Act as of the end of the period covered by this report.  Based upon that evaluation, our
Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were effective as of that date to provide reasonable assurance that the information we are required to disclose in reports that we file under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms, and includes controls and procedures designed to ensure that information required to be disclosed by us in such reports is accumulated and communicated to our management, including the principal executive officer and principal financial officer, in sufficient time to allow timely decisions regarding required disclosure.

RENN Global Entrepreneurs Fund, Inc.
N-CSR
 June 30, 2011 (Unaudited)

Item 12.   Exhibits.

(a)(1)	Not applicable to a semi-annual report.
(a)(2)	Certifications by the Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3)	Not applicable.
b)	Certifications by the Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RENN Global Entrepreneurs Fund, Inc.

By: /s/ Russell Cleveland
Russell Cleveland
Chief Executive Officer

Date: August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

RENN Global Entrepreneurs Fund, Inc.	RENN Global Entrepreneurs Fund, Inc.

By: /s/ Russell Cleveland	By: /s/ Barbe Butschek
Russell Cleveland	Barbe Butschek
Chief Executive Officer	Chief Financial Officer

Date: August 26, 2011	Date: August 26, 2011